DIREXION FUNDS

Direxion Monthly Small Cap Bear 2X Fund
Direxion Monthly Emerging Markets Bear 2X Fund
Direxion Monthly Developed Markets Bear 2X Fund
Direxion Monthly NASDAQ-100® Bear 2X Fund
Direxion Monthly S&P 500® Bear 2X Fund

Supplement dated January 8, 2010 to
Prospectus dated December 29, 2009

The Board of Trustees of Direxion Funds has approved a reverse split of the issued and outstanding shares of the Direxion Monthly Small Cap Bear 2X Fund (“Small Cap Bear Fund”), Direxion Monthly Emerging Markets Bear 2X Fund (“Emerging Markets Bear Fund”), Direxion Monthly Developed Markets Bear 2X Fund (“Developed Markets Bear Fund”), Direxion Monthly NASDAQ-100® Bear 2X Fund (“NASDAQ-100 Bear Fund”), and Direxion Monthly S&P 500® Bear 2X Fund (“S&P 500 Bear Fund”) (collectively, the “Funds”).

Shareholders of record of the Small Cap Bear Fund, the Emerging Markets Bear Fund, the Developed Markets Bear Fund, the NASDAQ-100 Bear Fund and the S&P 500 Bear Fund on February 12, 2010 will participate in the reverse split.  After the close of the markets on February 12, 2010, the Small Cap Bear Fund and the Emerging Markets Bear Fund will effect a one for ten reverse split of each Fund’s issued and outstanding shares and the Developed Markets Bear Fund, the NASDAQ-100 Bear Fund and the S&P 500 Bear Fund will effect a one for five reverse split of each Fund’s issued and outstanding shares.

As a result of the reverse split, every ten shares of the Small Cap Bear Fund and the Emerging Markets Bear Fund will be exchanged for one share of the applicable Fund.  Accordingly, the number of each Fund’s issued and outstanding shares will decrease by 90% and the Fund’s per share net asset value (“NAV”) will increase ten fold.  Similarly, every five shares of the Developed Markets Bear Fund, the NASDAQ-100 Bear Fund and the S&P 500 Bear Fund will be exchanged for one share of the applicable Fund.  Therefore, the number of each Fund’s issued and outstanding shares will decrease by approximately 80% and the Fund’s per share NAV will increase five fold.

The shares of each Fund will be offered on a split-adjusted basis on February 16, 2010.  The value of a shareholder’s investment will not be affected by a reverse split.  The tables below illustrate the effect of a hypothetical one for ten reverse split and a hypothetical one for five reverse split on a shareholder’s investment:

1 for 10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$5	$500
Post-Split	10	$50	$500

1 for 5 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$5	$500
Post-Split	20	$25	$500

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Please retain a copy of this Supplement with your Prospectus